UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 18, 2011 (May 18, 2011)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
12012 Wickchester Lane, Suite 475 Houston, Texas 77079 (Address of principal executive offices, including zip code)

voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Hyperdynamics Corporation (‘we” “our” or “us”) has contracted with AGR Peak Well Management Limited (“AGR”) for AGR to provide management services to us in connection with our drilling program offshore the Republic of Guinea.  A copy of the Contract was included as an exhibit in the Report on Form 8-K filed by us on December 6, 2010.

In connection with its management services, AGR entered into a contract on May 18, 2011 with Jasper Drilling Private Limited (“Jasper’) for the provision by Jasper of the drill ship Jasper Explorer to be used to commence our drilling program.  We expect to spud the first well in the fourth quarter of 2011.  The material terms of the drilling contract are described in Item 8.01 below, and a copy of the drilling contract is attached as Exhibit 99.1 to this Report.

Item 8.01	Other Events.

As noted in Item 1.01 above, our well management company, AGR, signed a drilling contract with Jasper for the provision of the drill ship Jasper Explorer for drilling in our Guinea Concession.  The Jasper Explorer is a modern Pelican Class self-propelled drill ship capable of operating in water depths up to 5,000 feet.  Conditions to the drilling contract include satisfactory HSEQ Audits of the drill ship, acceptance of equipment, personnel, and the delivery of the drill ship ready to drill between October 1, 2011 and December 15, 2011.

The duration of the contract is the time required to drill one “firm well” offshore Guinea plus one option well offshore Guinea, and up to five mutually agreed to option wells in West African waters, including any sidetracking and well testing operations, completion, suspension, abandonment and such other activities within the technical design and capabilities of the drilling unit as may be required by AGR. A “firm well” is defined as a well that is drilled down through the target reservoir, successfully meets reservoir objectives (i.e. inclusive of mechanical sidetracks), and , at AGR’s option is tested, suspended or permanently abandoned.

The rates for payment for performance of work are specified in Section III of the contract.  The contract may be terminated by AGR for any reason with the payment of an Early Termination Fee, or by a breach by Jasper for non performance for a period of at least 15 consecutive business days or a breach of business ethics by Jasper.  Either party may terminate the contract in the event of a force majeure, material breach of a term of the contract, or if the drilling unit becomes an actual or constructive total loss.

A copy of the contract is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Contract No. AGR/CO 46/11 between AGR Well Management Limited and Jasper Drilling Private Limited for the Provision of Mobile Drilling Rig Services – “Jasper Explorer” 2011, dated May 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: May 18, 2011	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Contract No. AGR/CO 46/11 between AGR Well Management Limited and Jasper Drilling Private Limited for the Provision of Mobile Drilling Rig Services – “Jasper Explorer” 2011, dated May 18, 2011.